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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 29, 2001

                                IMH ASSETS CORP.
(as depositor under a Series 2001-1 Indenture dated as of May 29, 2001, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 2001-1)



                                IMH ASSETS CORP.
             -------------------------------------------------------
              (Exact name of Depositor as specified in its charter)



        CALIFORNIA                     333-54966                 33-0705301
        ----------                     ---------                 ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



   1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
 (Address of Principal                                          (Zip Code)
  Executive Offices)



      Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.  Acquisition or Disposition of Assets.
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         For a description of the Bonds and the Mortgage Pool, refer to the
Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         Exhibit No.               Description
         -----------               -----------
         3.1                       Amended and Restated Trust Agreement, dated as of May 29,
                                   2001, among IMH Assets Corp., as depositor, Wilmington
                                   Trust Company, as owner trustee and Bankers Trust Company
                                   of California, N.A., as Certificate Registrar and Certificate
                                   Paying Agent, Collateralized Asset-Backed Bonds, Series
                                   2001-1.

         4.1                       Indenture dated as of May 29, 2001, between Impac CMB
                                   Trust Series 2001-1, as issuer and Bankers Trust Company of
                                   California, N.A., as indenture trustee, Collateralized Asset-
                                   Backed Bonds, Series 2001-1.

         99.1                      Servicing Agreement, dated as of May 1, 2001, between
                                   Impac Funding Corporation (formerly known as ICI Funding
                                   Corporation), as master servicer, Impac CMB Trust Series
                                   2001-1, as issuer and Bankers Trust Company of California,
                                   N.A., as Indenture Trustee, Collateralized Asset-Backed
                                   Bonds, Series 2001-1.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMH ASSETS CORP.


                                   By: /s/ Richard Johnson
                                      ------------------------------------------
                                   Name:   Richard Johnson
                                   Title:  Chief Financial Officer and Secretary

Dated: June 13, 2001



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
                                                   EXHIBIT INDEX


EXHIBIT NO.                    Description
-----------                    -----------
3.1                            Amended and Restated Trust Agreement, dated as of May 29, 2001, between IMH Assets Corp., as depositor, Wilmington Trust
                               Company, as owner trustee and Bankers Trust Company of
                               California, N.A., as Certificate Registrar and Certificate Paying
                               Agent, Collateralized Asset-Backed Bonds, Series 2001-1.

4.1                            Indenture, dated as of May 29, 2001, between Impac CMB Trust
                               Series 2001-1, as issuer and Bankers Trust Company of California,
                               N.A., as indenture trustee, Collateralized Asset-Backed Bonds,
                               Series 2001-1.

99.1                           Servicing Agreement, dated as of May 1, 2001, between Impac
                               Funding Corporation, as master servicer, Impac CMB Trust Series
                               2001-1, as issuer and Bankers Trust Company of California, N.A., as
                               Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2001-
                               1.




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